UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 12, 2004

                           EDGE PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-22149                76-0511037
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                 File No.)             Identification No.)

                   1301 Travis, Suite 2000, Houston, TX 77002
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960

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         (Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.

      On February 12, 2004, Edge Petroleum Corporation announced an update on the company's recent operational activities and future drilling plans. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

      The following exhibits are filed herewith:

      Exhibit 99.1 Edge Petroleum Corporation Press release dated February 12, 2004.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Edge Petroleum Corporation

February 12, 2004                          By: /s/ Michael G. Long
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                                                       Michael G. Long
                                               Senior Vice President and Chief
                                               Financial and Accounting Officer